                                                                     Exhibit 4.3

PD
                                  PSINet Inc.
              INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK

                                                               CUSIP 74437C 40 8
                                                                SEE REVERSE SIDE
                                                         FOR CERTAIN DEFINITIONS

This Certifies that


is the owner of

  SHARES OF THE 7% SERIES D CUMULATIVE CONVERTIBLE PREFERRED STOCK, PAR VALUE

                               $.01 PER SHARE, OF

PSINet Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. The shares represented hereby are issued and shall be held subject to the provisions of the Certificate of Incorporation and By-laws of the Corporation and all amendments thereto, and any restrictions on the reverse side hereof, to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

          Corporate Secretary            Chairman and Chief Executive Officer

            Countersigned and Registered:

                    First Chicago Trust Company of New York
                                           Transfer Agent and Registrar

                         By

                         Authorized Signature
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                                  PSINet Inc.

     THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED AND THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH SERIES OF ANY CLASS OF PREFERRED STOCK WHICH THE CORPORATION IS AUTHORIZED TO ISSUE SO FAR AS THE SAME HAVE BEEN FIXED AND THE AUTHORITY OF THE BOARD TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF OTHER SERIES. SUCH REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THE FACE HEREOF.

     THIS SECURITY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS. EXCEPT AS SET FORTH IN THE NEXT SENTENCE, BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:


     (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB"),


     (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OF FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THIS SECURITIES ACT,
(D) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, AND


     (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable law or regulations:


TEN COM - as tenants in common      UNIF GIFT MIN ACT - .......Custodian.......
                                                         (Cust)         (Minor)

TEN ENT - as tenants by the                        under Uniform Gifts to Minors
          entireties
                                                   Act..........................
                                                                (State)
JT TEN - as joint tenants with
         right of survivorship
         and not as tenants in
         common


Additional abbreviations may also be used though not in the above list.
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For value received                        hereby sell, assign and transfer unto



PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE



PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE


                Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint



Attorney to transfer the said stock on the books of the within-named Corporation with a full power of substitution in the premises.

Dated, ___________________

                                      ________________________________________
                             NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


                                      SIGNATURE(S) GUARANTEED

                                      By _____________________________________
                                      THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                      AN ELIGIBLE GUARANTOR INSTITUTION (Banks,
                                      Stockbrokers, Savings and Loan
                                      Associations and Credit Unions) WITH
                                      MEMBERSHIP IN AN APPROVED SIGNATURE
                                      GUARANTEE MEDALLION PROGRAM PURSUANT TO
                                      S.E.C. Rule 17ad. - 15.